UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2016

OMINTO, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-49801	13-4067623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1110-112th Avenue NE, Suite 350

Bellevue, WA 98004

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (561)362-2381

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Results of Operations and Financial Condition.

On January 14, 2016, the Registrant issued a press release, a copy of which is furnished as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 14, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ominto, Inc.
(Registrant)

Date: January 15, 2016	By:	/s/ Ivan Braiker
Ivan Braiker
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated January 14, 2016.

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